SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 13, 1997

                       Saxon Asset Securities Corporation

               (Exact name of registrant as specified in charter)


          Virginia                   34-0-20552                   52-1785164
----------------------------     ------------------------      -------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (804) 967-7400


         (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.  Not Applicable.

Item 3.  Bankruptcy or Receivership.  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable.

Item 5.  Other Events.

         On November 13, 1997, the Registrant caused the issuance and sale of $600,308,000 aggregate initial principal amount of Mortgage Loan Asset Backed Certificates, Series 1997-3, pursuant to a Trust Agreement dated as of November 1, 1997 (the "Trust Agreement"), among the Registrant, Texas Commerce Bank National Association, as Master Servicer, and Citibank, N.A., as Trustee, and the related Standard Terms to Trust Agreement (January 1997 Edition).

         Offered Certificates were issued with original principal amounts and pass-through rates set forth below:

      Designation              Pass-Through Rate          Principal Balance

Class AF-1 Certificates               (2)                     $124,075,000
Class AF-2 Certificates               6.175%(1)                $22,000,000
Class AF-3 Certificates               6.775%(1)                $10,000,000
Class AF-4 Certificates               6.950%(1)                $15,000,000
Class AF-5 Certificates               7.065%(1)                $16,414,000
Class AF-6 Certificates               6.730%(1)                $20,832,000
Class MF-1 Certificates               6.935%(1)                $10,533,000
Class MF-2 Certificates               7.115%(1)                 $9,363,000
Class BF Certificates                 7.460%(1)                 $5,852,000
Class AV-1 Certificates               (2)                     $124,125,000
Class AV-2 Certificates               (2)                     $178,938,000
Class MV-1 Certificates               (2)                      $28,384,000
Class MV-2 Certificates               (2)                      $21,974,000
Class BV Certificates                 (2)                      $12,818,000

(1) Subject to a cap equal to the Net Rate on the Fixed Rate Mortgage Loans for the applicable Accrual Period.

(2)      Variable.

         In addition, Class C and Class R Certificates were sold in private transactions.

         The Certificates represent undivided ownership interest in pools of mortgage loans (the "Mortgage Loans") held by a trust (the "Trust") created pursuant to the Trust Agreement . The Mortgage Loans were acquired by the Registrant from Saxon Mortgage, Inc. ("SMI"), an affiliate of the Registrant which originated or acquired the Mortgage Loans from various mortgage banking institutions. The Mortgage Loans are secured by liens on single family residential properties, including investment properties (which may be condominiums, one family residences, two to four family residences or homes in planned unit developments). The Mortgage Loans will be serviced by Meritech Mortgage Services, Inc., an affiliate of the Registrant, and Long Beach Mortgage Company.

         The Offered Certificates were purchased by Prudential Securities Incorporated, Merrill Lynch, Pierce, Fenner & Smith, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated (the "Underwriters"), from the Seller pursuant to an Underwriting Agreement dated November 6, 1997, and offered pursuant to Registration Statement No. 333-20025 by the Underwriters from time to time in negotiated transactions or otherwise, at varying prices to be determined at the time of sale.

         Elections will be made to treat certain assets of the Trust as a real estate mortgage investment conduits ("REMICs") for federal income tax purposes. Each Class of Certificates listed above will constitute "regular interests" in the Issuing REMIC.

         The description of the Mortgage Loans pledged to the Trustee pursuant to the Agreement begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount and percentage, as applicable. Asterisks (*) in the following tables indicate values between 0.0% and 0.5%





Payment Type




-------------------------------------------------------------------------------------------------------------------------------
          Payment Type          Number of Loans             Scheduled Principal             Percent of Scheduled
                                                                  Balance ($)                Principal Balance (%)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Buydown                                     1                       169,436.19                        0.072%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Level Payment                             2595                   233,899,966.68                      99.928%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Totals                                    2596                   234,069,402.87                     100.000%
-------------------------------------------------------------------------------------------------------------------------------



Approximately 100% of the Mortgaged Loans (based on Scheduled Principal Balance) contain a 'due on sale' clause.



Original Term to Stated Maturity

-------------------------------------------------------------------------------------------------------------------------------
         Original Term               Number of Loans             Scheduled Principal              Percent of Scheduled
           (months)                                                  Balance ($)                  Principal Balance (%)

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
360                                   1983                     203,525,543.21                               86.951%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
323                                      1                         137,258.37                                0.059%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
303                                      1                         452,400.77                                0.193%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
300                                      2                          93,090.71                                0.040%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
240                                     90                       4,824,607.34                                2.061%
---------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
180                                    486                      24,132,254.10                               10.310%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
144                                      5                         242,006.27                                0.103%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
120                                     28                         662,242.10                                0.283%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Totals                                2596                     234,069,402.87                              100.000%
-------------------------------------------------------------------------------------------------------------------------------



The weighted average original term to stated maturity is approximately 338 months.


Original Loan-to-Value Ratios

--------------------------------------------------------------------------------------------------------------------------------
      Original Loan-to-Value             Number of Loans             Scheduled Principal             Percent of Scheduled
            Ratios (%)                                                   Balance ($)                Principal Balance (%)

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
50.00 and Below                                            518                      26,615,394.04                        11.371%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                               55                       5,038,596.80                         2.153%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                               86                      11,727,224.75                         5.010%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                              118                      12,062,916.92                         5.154%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                              180                      14,706,904.17                         6.283%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                              325                      32,429,029.20                        13.854%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                              550                      58,995,183.17                        25.204%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                              220                      17,321,812.37                         7.400%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                              470                      47,427,524.28                        20.262%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                               72                       7,624,249.99                         3.257%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
95.01 +                                                      2                         120,567.18                         0.052%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Totals                                                   2,596                     234,069,402.87                       100.000%
--------------------------------------------------------------------------------------------------------------------------------



The weighted average original loan-to-value ratio is approximately 73%.

The maximum Scheduled Principal Balance with an original loan-to-value ratio greater than 90% is approximately $274,536.

Approximately 21% of the Mortgage Loans with an original loan-to-value ratio greater than 80% are covered by a Primary Mortgage Insurance Policy.



Original Loan-to-Value Ratios

--------------------------------------------------------------------------------------------------------------------------------
      Original Loan-to-Value             Number of Loans             Scheduled Principal             Percent of Scheduled
            Ratios (%)                                                   Balance ($)                Principal Balance (%)

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
50.00 and Below                                             37                       2,964,680.16                             1.976%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                               14                       1,179,385.20                             0.786%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                               33                       3,017,843.88                             2.012%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                               62                       5,274,423.79                             3.516%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                               99                       9,296,805.87                             6.198%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                              197                      20,340,749.64                            13.560%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                              296                      33,622,358.25                            22.415%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                              173                      18,751,652.04                            12.501%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                              456                      53,902,539.22                            35.935%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                               13                       1,527,835.66                             1.019%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
95.01 +                                                      1                         121,827.66                             0.081%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Totals                                                    1381                     150,000,101.37                           100.000%
--------------------------------------------------------------------------------------------------------------------------------



The weighted average original loan-to-value ratio is approximately 81%.

The maximum Scheduled Principal Balance with an original loan-to-value ratio greater than 90% is approximately $205,788.

Approximately 3% of the Mortgage Loans with an original loan-to-value ratio greater than 80% are covered by a Primary Mortgage Insurance Policy.


Original Loan-to-Value Ratios

--------------------------------------------------------------------------------------------------------------------------------
      Original Loan-to-Value             Number of Loans             Scheduled Principal             Percent of Scheduled
            Ratios (%)                                                   Balance ($)                Principal Balance (%)


--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
50.00 and Below                                             31                       4,777,526.83                             2.209%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                               24                       2,709,657.05                             1.253%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                               37                       4,608,504.44                             2.131%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                               57                      12,655,590.45                             5.853%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                               90                      16,596,852.01                             7.675%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                              177                      30,679,567.89                            14.188%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                              260                      53,464,555.04                            24.725%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                              171                      30,371,543.22                            14.045%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                              326                      59,502,806.45                            27.517%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                                5                         872,332.19                             0.403%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Totals                                                    1178                     216,238,935.57                           100.000%
--------------------------------------------------------------------------------------------------------------------------------



The weighted average original loan-to-value ratio is approximately 79%.

The maximum Scheduled Principal Balance with an original loan-to-value ratio greater than 90% is approximately $338,767.

Approximately 2% of the Mortgage Loans with an original loan-to-value ratio greater than 80% are covered by a Primary Mortgage Insurance Policy.




Property Types of Mortgaged Premises

------------------------------------------------------------------------------------------------------------------------------
               Property                     Number of Loans              Scheduled Principal               Percent of Scheduled
                 Type                                                        Balance ($)                  Principal Balance (%)

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                        2106                       194,580,622.42                              83.129%
------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                      99                         9,158,303.80                               3.913%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Single Family Attached                          90                         6,358,440.47                               2.716%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Low Rise Condominium                           104                         7,858,043.46                               3.357%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                           121                         6,533,123.76                               2.791%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                        47                         7,331,310.00                               3.132%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
High Rise Condominium                           15                         1,309,913.43                               0.560%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Townhouse                                       11                           625,115.65                               0.267%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
DeMinimus PUD                                    3                           314,529.88                               0.134%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Totals                                        2596                       234,069,402.87                             100.000%
-------------------------------------------------------------------------------------------------------------------------------



Property Types of Mortgaged Premises

-------------------------------------------------------------------------------------------------------------------------------
                   Property                 Number of Loans              Scheduled Principal               Percent of Scheduled
                    Types                                                   Balance ($)                  Principal Balance (%)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                         1137                       127,140,766.00                              84.760%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Single Family Attached                           33                         2,809,570.65                               1.873%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                         57                         7,344,215.59                               4.896%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Low Rise Condominium                             83                         7,035,981.14                               4.691%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                       28                         2,598,800.30                               1.733%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Townhouse                                         3                           346,267.02                               0.231%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                             36                         2,405,630.02                               1.604%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
High Rise Condominium                             3                           282,987.40                               0.189%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
DeMinimus PUD                                     1                            35,883.25                               0.024%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Totals                                         1381                       150,000,101.37                             100.000%
-------------------------------------------------------------------------------------------------------------------------------



Property Types of Mortgaged Premises

-------------------------------------------------------------------------------------------------------------------------------
                   Property                 Number of Loans              Scheduled Principal               Percent of Scheduled
                     Types                                                    Balance ($)                  Principal Balance (%)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                          980                       181,930,090.33                              84.134%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Single Family Attached                           23                         3,116,704.43                               1.441%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                         60                        16,426,467.37                               7.596%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Low Rise Condominium                             52                         7,540,728.49                               3.487%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                       22                         3,464,688.66                               1.602%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Townhouse                                         3                           262,134.68                               0.121%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                             34                         2,146,000.08                               0.992%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
High Rise Condominium                             2                           269,482.78                               0.125%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
DeMinimus PUD                                     2                         1,082,638.75                               0.501%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Totals                                         1178                       216,238,935.57                             100.000%
-------------------------------------------------------------------------------------------------------------------------------




Occupancy of Mortgaged Premises

-----------------------------------------------------------------------------------------------------------------------------
            Occupancy                   Number of Loans            Scheduled Principal            Percent of Scheduled
              Type *                                                   Balance ($)                Principal Balance (%)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Primary Home                                 2285                    212,360,869.37                           90.726%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Investor                                      256                     17,980,439.25                            7.682%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Second Home                                    55                      3,728,094.25                            1.593%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Totals                                       2596                    234,069,402.87                          100.000%
-----------------------------------------------------------------------------------------------------------------------------



* As represented by the Borrower of the Mortgage Loan application.



Occupancy of Mortgaged Premises

-----------------------------------------------------------------------------------------------------------------------------
            Occupancy                   Number of Loans            Scheduled Principal            Percent of Scheduled
              Type *                                                   Balance ($)                Principal Balance (%)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Primary Home                                1253                    139,189,913.03                           92.793%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Investor                                      99                      8,697,729.66                            5.798%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Second Home                                   29                      2,112,458.68                            1.408%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Totals                                      1381                    150,000,101.37                          100.000%
-----------------------------------------------------------------------------------------------------------------------------



* As represented by the Borrower of the Mortgage Loan application.





Occupancy of Mortgaged Premises

-----------------------------------------------------------------------------------------------------------------------------
            Occupancy                   Number of Loans            Scheduled Principal            Percent of Scheduled
              Type *                                                   Balance ($)                Principal Balance (%)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Primary Home                                  1109                    206,179,314.06                           95.348%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Investor                                        39                      6,668,049.96                            3.084%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Second Home                                     30                      3,391,571.55                            1.568%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Totals                                        1178                    216,238,935.57                          100.000%
-----------------------------------------------------------------------------------------------------------------------------



* As represented by the Borrower of the Mortgage Loan application.



Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------
           Loan Purpose                 Number of Loans            Scheduled Principal            Percent of Scheduled
                                                                       Balance ($)                Principal Balance (%)

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Refinance (Cash-Out)                           1552                    124,458,690.46                           53.172%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Purchase                                        658                     64,785,478.31                           27.678%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Refinance (No Cash-Out)                         386                     44,825,234.10                           19.150%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Totals                                         2596                    234,069,402.87                          100.000%
-----------------------------------------------------------------------------------------------------------------------------





Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------
           Loan Purpose                 Number of Loans            Scheduled Principal            Percent of Scheduled
                                                                       Balance ($)                Principal Balance (%)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Refinance (Cash-Out)                       593                     62,861,406.59                           41.908%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Refinance (No Cash-Out)                    225                     24,567,681.51                           16.378%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Purchase                                   563                     62,571,013.27                           41.714%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Totals                                    1381                    150,000,101.37                          100.000%
-----------------------------------------------------------------------------------------------------------------------------





Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------
           Loan Purpose                 Number of Loans            Scheduled Principal            Percent of Scheduled
                                                                       Balance ($)                Principal Balance (%)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Refinance (Cash-Out)                           472                     84,704,053.96                           39.172%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Refinance (No Cash-Out)                        269                     49,670,784.49                           22.970%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Purchase                                       437                     81,864,097.12                           37.858%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Totals                                        1178                    216,238,935.57                          100.000%
-----------------------------------------------------------------------------------------------------------------------------




Origination Program

--------------------------------------------------------------------------------------------------------------------------------
      Origination Program              Number of Loans              Scheduled Principal             Percent of Scheduled
                                                                        Balance ($)                 Principal Balance (%)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Full Documentation                             1952                     151,233,931.48                             64.611%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                           272                      36,536,539.76                             15.609%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Stated Income                                   301                      38,710,947.35                             16.538%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Other                                            71                       7,587,984.28                              3.242%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Totals                                         2596                     234,069,402.87                            100.000%
--------------------------------------------------------------------------------------------------------------------------------





Origination Program

--------------------------------------------------------------------------------------------------------------------------------
      Origination Program              Number of Loans              Scheduled Principal             Percent of Scheduled
                                                                        Balance ($)                 Principal Balance (%)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Full Documentation                            1091                     117,943,626.18                             78.629%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                           93                      11,256,011.06                              7.504%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Stated Income                                  187                      19,731,131.33                             13.154%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Other                                           10                       1,069,332.80                              0.713%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Totals                                        1381                     150,000,101.37                            100.000%
--------------------------------------------------------------------------------------------------------------------------------




Origination Program

--------------------------------------------------------------------------------------------------------------------------------
      Origination Program              Number of Loans              Scheduled Principal             Percent of Scheduled
                                                                        Balance ($)                 Principal Balance (%)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                888                     146,177,939.50                             67.600%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                             123                      37,371,093.92                             17.282%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Stated Income                                     162                      32,115,068.72                             14.852%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Other                                               5                         574,833.43                              0.266%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Totals                                           1178                     216,238,935.57                            100.000%
--------------------------------------------------------------------------------------------------------------------------------








Metropolitan Area Distribution of Mortgaged Premises

---------------------------------------------------------------------------------------------------------------------------
     Metro (2% or greater           Number of Loans            Scheduled Principal              Percent of Scheduled
        concentration)                                             Balance ($)                 Principal Balance (%)
---------------------------------------------------------------------------------------------------------------------------

       Los Angeles, CA                    205                         27,932,036.46                               11.933%
---------------------------------------------------------------------------------------------------------------------------

          Miami, FL                       126                         12,602,663.18                                5.384%
---------------------------------------------------------------------------------------------------------------------------

      San Francisco, CA                    65                          8,673,617.14                                3.706%
---------------------------------------------------------------------------------------------------------------------------

         Portland, OR                      63                          7,024,118.71                                3.001%
---------------------------------------------------------------------------------------------------------------------------

         Chicago, IL                       44                          5,160,419.53                                2.205%
---------------------------------------------------------------------------------------------------------------------------

       Philadelphia, PA                    77                          5,131,425.38                                2.192%
---------------------------------------------------------------------------------------------------------------------------

        Washington, DC                     39                          4,906,313.48                                2.096%
---------------------------------------------------------------------------------------------------------------------------

           Other *                       1977                        162,638,808.99                               69.483%
---------------------------------------------------------------------------------------------------------------------------

Totals                                   2596                        234,069,402.87                              100.000%
---------------------------------------------------------------------------------------------------------------------------



*Other includes approximately 48% of the Mortgaged Loans which are not identified by metropolitan area.

The maximum percentage of Mortgage Loans (based on Scheduled Principal Balance) secured by Mortgaged Premises located in any one zip code is approximately 2%.

Approximately 0% of the Mortgaged Loans are convertible from a fixed to an adjustable Note Rate.


Metropolitan Area Distribution of Mortgaged Premises

----------------------------------------------------------------------------------------------------------------------------------
      Metro (2% or greater               Number of Loans             Scheduled Principal              Percent of Scheduled
         concentration)                                                  Balance ($)                 Principal Balance (%)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA                                 167                     21,601,054.98                              14.401%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Denver, CO                                       83                      9,031,916.88                               6.021%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA                                66                      8,756,123.05                               5.837%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Portland, OR                                     53                      6,816,429.79                               4.544%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Seattle, WA                                      44                      5,162,364.00                               3.442%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Minneapolis, MN                                  41                      4,443,968.21                               2.963%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
San Diego, CA                                    30                      4,373,043.48                               2.915%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Detroit, MI                                      36                      3,873,920.09                               2.583%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Chicago, IL                                      25                      3,084,974.47                               2.057%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Other *                                         836                     82,856,306.42                              55.238%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals                                         1381                    150,000,101.37                             100.000%
----------------------------------------------------------------------------------------------------------------------------------


* Other includes approximately 40% of the Mortgaged Loans which are not identified by metropolitan area.

The maximum percentage of the Mortgaged Loans (based on Scheduled Principal Balance) secured by Mortgaged Premises located in any one zip code is approximately 1%.

Approximately 0% of the Mortgaged Loans are convertible from an adjustable to a fixed Note Rate.



Metropolitan Area Distribution of Mortgaged Premises

----------------------------------------------------------------------------------------------------------------------------------
      Metro (2% or greater               Number of Loans             Scheduled Principal              Percent of Scheduled
         concentration)                                                  Balance ($)                 Principal Balance (%)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA                             212                     49,232,380.55                              22.768%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA                           107                     27,924,119.88                              12.914%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Denver, CO                                   69                      9,580,632.23                               4.431%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Seattle, WA                                  42                      8,808,136.75                               4.073%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
San Diego, CA                                37                      8,361,034.05                               3.867%
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Phoenix, AZ                                  30                      7,900,986.67                               3.654%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Portland, OR                                 46                      7,275,569.32                               3.365%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Chicago, IL                                  29                      6,062,627.94                               2.804%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Detroit, MI                                  28                      4,559,123.00                               2.108%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Other *                                     578                     86,534,325.18                              40.018%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals                                      1178                   216,238,935.57                             100.000%
----------------------------------------------------------------------------------------------------------------------------------



* Other includes approximately 26% of the Mortgaged Loans which are not identified by metropolitan area.

The maximum percentage of the Mortgaged Loans (based on Scheduled Principal Balance) secured by Mortgaged Premises located in any one zip code is approximately 1%.

Approximately 0% of the Mortgaged Loans are convertible from an adjustable to a fixed Note Rate.




First Interest Adjustment Date for ARM Loans

-------------------------------------------------------------------------------------------------------------------------------
        Adjustment Date              Number of Loans             Scheduled Principal              Percent of Scheduled
                                                                     Balance ($)                  Principal Balance (%)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
January 24, 1997                            1                          98,580.87                                0.066%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
April 1, 1997                               2                         261,844.22                                0.175%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
June 1, 1997                                1                          59,862.00                                0.040%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
September 1, 1997                           8                         584,326.38                                0.390%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
October 1, 1997                            19                       1,563,161.10                                1.042%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
November 1, 1997                           35                       3,841,598.28                                2.561%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
December 1, 1997                           13                       1,449,865.49                                0.967%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
January 1, 1998                            38                       4,355,550.23                                2.904%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
February 1, 1998                           76                       8,453,628.21                                5.636%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
March 1, 1998                              87                      10,125,484.99                                6.750%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
April 1, 1998                              58                       6,685,176.81                                4.457%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
May 1, 1998                               18                       2,177,341.06                                1.452%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
June 1, 1998                               6                         781,290.61                                0.521%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
July 1, 1998                              21                       2,092,691.89                                1.395%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
August 1, 1998                            11                       1,092,802.14                                0.729%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
September 1, 1998                          8                         764,657.29                                0.510%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
October 1, 1998                           18                       1,855,030.00                                1.237%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
November 1, 1998                          26                       2,642,350.00                                1.762%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
December 1, 1998                           1                         203,973.01                                0.136%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
January 1, 1999                            4                         393,096.52                                0.262%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
March 1, 1999                              6                         532,465.51                                0.355%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
April 1, 1999                             13                       1,285,823.45                                0.857%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
May 1, 1999                               48                       5,302,421.08                                3.535%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
June 1, 1999                              85                       9,142,999.49                                6.095%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
July 1, 1999                             191                      19,335,674.44                               12.890%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
August 1, 1999                           268                      29,387,830.89                               19.592%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
September 1, 1999                        215                      24,241,176.24                               16.161%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
October 1, 1999                           73                       8,549,549.32                                5.700%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
November 1, 1999                           6                         399,700.00                                0.266%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
December 1, 1999                           1                         110,763.98                                0.074%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
May 1, 2000                                2                         195,729.13                                0.130%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
June 1, 2000                               3                         191,995.22                                0.128%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
July 1, 2000                               7                         584,459.00                                0.390%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
August 1, 2000                             4                         407,583.15                                0.272%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
September 1, 2000                          7                         777,619.37                                0.518%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
October 1, 2000                            1                          72,000.00                                0.048%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Totals                                  1381                     150,000,101.37                              100.000%
-------------------------------------------------------------------------------------------------------------------------------



First Interest Adjustment Date for ARM Loans

-------------------------------------------------------------------------------------------------------------------------------
        Adjustment Date              Number of Loans             Scheduled Principal              Percent of Scheduled
                                                                     Balance ($)                  Principal Balance (%)

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
October 1, 1995                                 1                         108,190.00                                0.050%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
February 1, 1996                                1                         222,483.29                                0.103%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
February 1, 1997                                1                         501,815.36                                0.232%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
March 1, 1997                                   1                          95,806.07                                0.044%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
April 1, 1997                                   9                       1,196,985.72                                0.554%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
May 1, 1997                                     5                         665,213.01                                0.308%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
June 1, 1997                                    3                         526,109.40                                0.243%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
July 1, 1997                                    3                         208,420.32                                0.096%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
August 1, 1997                                  9                         527,509.17                                0.244%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
September 1, 1997                              13                         755,424.23                                0.349%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
October 1, 1997                                23                       2,552,558.73                                1.180%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
November 1, 1997                               42                       8,560,408.37                                3.959%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
December 1, 1997                                8                       1,784,068.56                                0.825%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
January 1, 1998                                99                      14,591,286.39                                6.748%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
February 1, 1998                               56                      11,069,178.15                                5.119%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
March 1, 1998                                  69                      13,909,287.80                                6.432%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
April 1, 1998                                  43                      11,034,376.00                                5.103%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
May 1, 1998                                    12                       3,717,440.00                                1.719%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
June 1, 1998                                    1                         239,315.85                                0.111%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
July 1, 1998                                   15                       5,346,977.10                                2.473%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
August 1, 1998                                  3                         793,891.03                                0.367%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
September 1, 1998                              10                       3,279,740.68                                1.517%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
October 1, 1998                                16                       3,020,869.18                                1.397%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
November 1, 1998                                2                         219,950.00                                0.102%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
December 1, 1998                                2                         124,848.97                                0.058%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
January 1, 1999                                 3                         330,084.20                                0.153%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
February 1, 1999                                3                         341,786.69                                0.158%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
March 1, 1999                                   8                         809,288.68                                0.374%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
April 1, 1999                                  14                       3,085,408.37                                1.427%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
May 1, 1999                                    35                       5,117,370.04                                2.367%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
June 1, 1999                                   78                      12,584,319.32                                5.820%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
July 1, 1999                                  208                      37,178,209.97                               17.193%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
August 1, 1999                                182                      32,804,231.04                               15.170%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
September 1, 1999                             142                      25,431,848.60                               11.761%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
October 1, 1999                                42                      10,584,585.00                                4.895%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
November 1, 1999                                4                         655,500.00                                0.303%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
June 1, 2000                                    2                         621,346.02                                0.287%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
July 1, 2000                                    4                         654,388.70                                0.303%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
August 1, 2000                                  1                          44,974.11                                0.021%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
September 1, 2000                               5                         943,441.45                                0.436%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Totals                                       1178                     216,238,935.57                              100.000%
----------------------------------------------------------------------------------------------------------------------




Next Interest Adjustment Date for ARM loans



---------------------------------------------------------------------------------------------------------------------------
        Adjustment Date              Number of Loans             Scheduled Principal             Percent of Scheduled
                                                                     Balance ($)                Principal Balance (%)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
November 1, 1997                           35                        3,841,598.28                           2.561%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
December 1, 1997                           13                        1,449,865.49                           0.967%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
January 1, 1998                            38                        4,355,550.23                           2.904%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
February 1, 1998                           76                        8,453,628.21                           5.636%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
March 1, 1998                              94                       10,589,870.40                           7.060%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
April 1, 1998                              79                        8,510,182.13                           5.673%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
May 1, 1998                                18                        2,177,341.06                           1.452%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
June 1, 1998                                6                          781,290.61                           0.521%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
July 1, 1998                               21                        2,092,691.89                           1.395%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
August 1, 1998                             11                        1,092,802.14                           0.729%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
September 1, 1998                           8                          764,657.29                           0.510%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
October 1, 1998                            18                        1,855,030.00                           1.237%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
November 1, 1998                           26                        2,642,350.00                           1.762%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
December 1, 1998                            1                          203,973.01                           0.136%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
January 1, 1999                             4                          393,096.52                           0.262%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
February 1, 1999                            1                           98,580.87                           0.066%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
March 1, 1999                               6                          532,465.51                           0.355%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
April 1, 1999                              13                        1,285,823.45                           0.857%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
May 1, 1999                                49                        5,362,283.08                           3.575%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
June 1, 1999                               85                        9,142,999.49                           6.095%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
July 1, 1999                              191                       19,335,674.44                          12.890%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
August 1, 1999                            269                       29,567,451.90                          19.712%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
September 1, 1999                         215                       24,181,496.20                          16.121%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
October 1, 1999                            73                        8,549,549.32                           5.700%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
November 1, 1999                            6                          399,700.00                           0.266%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
December 1, 1999                            1                          110,763.98                           0.074%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
May 1, 2000                                 2                          195,729.13                           0.130%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
June 1, 2000                                3                          191,995.22                           0.128%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
July 1, 2000                                7                          584,459.00                           0.390%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
August 1, 2000                              4                          407,583.15                           0.272%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
September 1, 2000                           7                          777,619.37                           0.518%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
October 1, 2000                             1                           72,000.00                           0.048%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Totals                                   1381                      150,000,101.37                         100.000%
--------------------------------------------------------------------------------------------------------------


The weighted Next Interest Adjustment Date is May 1, 1999.



Next Interest Adjustment Date for ARM loans



---------------------------------------------------------------------------------------------------------------------------
        Adjustment Date              Number of Loans             Scheduled Principal             Percent of Scheduled
                                                                     Balance ($)                Principal Balance (%)

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
November 1, 1997                         43                        8,459,026.58                           3.912%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
December 1, 1997                         11                        2,310,177.96                           1.068%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
January 1, 1998                         103                       14,884,309.35                           6.883%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
February 1, 1998                         65                       12,013,900.04                           5.556%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
March 1, 1998                            83                       14,760,518.10                           6.826%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
April 1, 1998                            76                       15,241,839.84                           7.049%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
May 1, 1998                              13                        3,787,526.12                           1.752%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
June 1, 1998                              1                          239,315.85                           0.111%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
July 1, 1998                             15                        5,346,977.10                           2.473%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
August 1, 1998                            3                          793,891.03                           0.367%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
September 1, 1998                        10                        3,279,740.68                           1.517%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
October 1, 1998                          17                        3,129,059.18                           1.447%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
November 1, 1998                          2                          219,950.00                           0.102%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
December 1, 1998                          2                          124,848.97                           0.058%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
January 1, 1999                           3                          330,084.20                           0.153%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
February 1, 1999                          3                          341,786.69                           0.158%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
March 1, 1999                             8                          809,288.68                           0.374%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
April 1, 1999                            14                        3,085,408.37                           1.427%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
May 1, 1999                              38                        5,578,442.62                           2.580%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
June 1, 1999                             79                       12,933,585.08                           5.981%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
July 1, 1999                            207                       36,839,992.91                          17.037%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
August 1, 1999                          182                       32,793,182.34                          15.165%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
September 1, 1999                       142                       25,431,848.60                          11.761%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
October 1, 1999                          42                       10,584,585.00                           4.895%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
November 1, 1999                          4                          655,500.00                           0.303%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
June 1, 2000                              2                          621,346.02                           0.287%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
July 1, 2000                              4                          654,388.70                           0.303%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
August 1, 2000                            1                           44,974.11                           0.021%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
September 1, 2000                         5                          943,441.45                           0.436%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Totals                                 1178                      216,238,935.57                         100.000%
------------------------------------------------------------------------------------------------------------


The weighted Next Interest Adjustment Date is March 1, 1999.

Item 6.  Registrations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma, Financial Information and Exhibits

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits

                  4.1 Trust Agreement dated November 1, 1997, among Saxon Asset Securities Company, Texas Commerce Bank National Association, as Master Servicer, and Citibank, N.A., as Trustee, and Standard Terms to the Trust Agreement (January 1997 Edition).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         SAXON ASSET SECURITIES COMPANY

                                           By: /s/ Bradley D. Adams
                                              ------------------------
                                               Bradley D. Adams, Vice President


November 13, 1997